================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       ----------------------------------

                                    FORM 8-K

                       ----------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






               SEPTEMBER 1, 2001                                000-32657
--------------------------------------------------   ---------------------------
 Date of Report (Date of earliest event reported)        Commission File Number



                                    ELEKTRYON
             (Exact name of registrant as specified in its charter)






              NEVADA                                     88-0353324
--------------------------------    --------------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)



                         6565 SPENCER STREET, SUITE 206
                              LAS VEGAS, NV 89119
--------------------------------------------------------------------------------

              (Address of Principal Executive Offices) (Zip Code)



                                 (702) 361-1719
--------------------------------------------------------------------------------

              (Registrant's telephone number, including area code)


================================================================================

ITEM 5.  OTHER EVENTS.

         On August 29, 2001, Elektryon (the "Company") was advised by Solo Energy Corporation ("Solo") that a proposed financing by Solo in connection with its proposed acquisition of substantially all of the Company's assets pursuant to the Asset Acquisition Agreement between the Company and Solo, dated as of April 16, 2001, as amended (the "Asset Acquisition Agreement"), was not in place and that Solo could not close the proposed acquisition by August 31, 2001. On September 1, 2001, the Company terminated the Asset Acquisition Agreement. The Company has filed the Asset Acquisition Agreement and a letter amending the Asset Acquisition Agreement as Exhibits 2.1 and 2.4, respectively, to the Company's Form 10, as amended. The Company also has filed a copy of a letter agreement, dated August 7, 2001, amending the Asset Acquisition Agreement as
Exhibit 1 to the Company's Form 8-K filed on August 13, 2001.

         The Company is examining its alternatives, including renegotiating the transaction with Solo, seeking other potential investors, liquidating its inventory, severely curtailing its operations or filing for bankruptcy protection while it seeks additional financing or a buyer for its assets. Any transaction with Solo or other parties for the sale of the Company or substantially all of its assets would require shareholder approval, a process which management estimates would take at least four to six months.

         The Company has experienced piston failures in its C-3 Units after approximately 1,200 hours of operation on a continuous basis. The Company is exploring alternatives to increase the piston life under these operating conditions but can give no assurance whether, when or at what cost a solution may be possible.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 7, 2001                     ELEKTRYON



                                                 By: /S/MICHAEL E. HOLMSTROM
                                                     -----------------------
                                                     Michael E. Holmstrom
                                                     President





                                       3